Exhibit (2)(j)(2)(i)

AMENDED SCHEDULE A

with respect to the

FT FEE ALLOCATION AGREEMENT

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND	ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING BALANCED PORTFOLIO, INC.	ING INVESTORS TRUST
ING Balanced Portfolio	ING American Funds Asset Allocation Portfolio
ING American Funds Global Growth and Income Portfolio
ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND	ING American Funds International Growth and Income Portfolio
ING American Funds International Portfolio
ING EQUITY TRUST	ING American Funds World Allocation Portfolio
ING Growth Opportunities Fund	ING BlackRock Health Sciences Opportunities Portfolio(1)
ING Large Cap Value Fund	ING BlackRock Inflation Protected Bond Portfolio
ING MidCap Opportunities Fund	ING BlackRock Large Cap Growth Portfolio(1)
ING Mid Cap Value Fund	ING Bond Portfolio
ING Real Estate Fund	ING Clarion Global Real Estate Portfolio
ING SmallCap Opportunities Fund	ING Clarion Real Estate Portfolio
ING DFA World Equity Portfolio
ING FUNDS TRUST	ING FMRSM Diversified Mid Cap Portfolio(1)
ING Floating Rate Fund	ING Franklin Income Portfolio
ING GNMA Income Fund	ING Franklin Mutual Shares Portfolio(1)
ING High Yield Bond Fund	ING Franklin Templeton Founding Strategy Portfolio
ING Intermediate Bond Fund	ING Global Perspectives Portfolio
ING Short Term Bond Fund	ING Global Resources Portfolio(1)
ING Strategic Income Fund	ING Invesco Growth and Income Portfolio(1)
ING JPMorgan Emerging Markets Equity Portfolio(1)
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND ING INTERMEDIATE BOND PORTFOLIO

ING JPMorgan Small Cap Core Equity Portfolio(1)

ING Large Cap Growth Portfolio

ING Large Cap Value Portfolio

ING Limited Maturity Bond Portfolio(1)

ING Liquid Assets Portfolio(1)

ING Marsico Growth Portfolio(1)

(1)  Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

ING INVESTORS TRUST (continued)	ING PARTNERS, INC.
ING MFS Total Return Portfolio(1)	ING American Century Small-Mid Cap Value Portfolio
ING MFS Utilities Portfolio	ING Baron Growth Portfolio
ING Morgan Stanley Global Franchise Portfolio(1)	ING PARTNERS, INC. (continued)
ING Multi-Manager Large Cap Core Portfolio(1)	ING Columbia Contrarian Core Portfolio
ING PIMCO High Yield Portfolio(1)	ING Columbia Small Cap Value II Portfolio
ING PIMCO Total Return Bond Portfolio(1)	ING Fidelity® VIP Contrafund® Portfolio
ING Retirement Conservative Portfolio	ING Fidelity® VIP Equity-Income Portfolio
ING Retirement Growth Portfolio	ING Fidelity® VIP Mid Cap Portfolio
ING Retirement Moderate Growth Portfolio	ING Global Bond Portfolio
ING Retirement Moderate Portfolio	ING Index Solution 2015 Portfolio
ING T. Rowe Price Capital Appreciation Portfolio(1)	ING Index Solution 2020 Portfolio
ING T. Rowe Price Equity Income Portfolio(1)	ING Index Solution 2025 Portfolio
ING T. Rowe Price International Stock Portfolio	ING Index Solution 2030 Portfolio
ING Templeton Global Growth Portfolio(1)	ING Index Solution 2035 Portfolio
ING U.S. Stock Index Portfolio(1)	ING Index Solution 2040 Portfolio
ING Index Solution 2045 Portfolio
ING MONEY MARKET PORTFOLIO	ING Index Solution 2050 Portfolio
ING Index Solution 2055 Portfolio
ING MUTUAL FUNDS	ING Index Solution Income Portfolio
ING Diversified Emerging Markets Debt Fund	ING Invesco Comstock Portfolio
ING Diversified International Fund	ING Invesco Equity and Income Portfolio
ING Emerging Markets Equity Dividend Fund	ING JPMorgan Mid Cap Value Portfolio
ING Emerging Markets Equity Fund	ING Oppenheimer Global Portfolio
ING Global Bond Fund	ING PIMCO Total Return Portfolio
ING Global Equity Dividend Fund	ING Pioneer High Yield Portfolio
ING Global Natural Resources Fund	ING Solution 2015 Portfolio
ING Global Opportunities Fund	ING Solution 2020 Portfolio
ING Global Perspectives Fund	ING Solution 2025 Portfolio
ING Global Real Estate Fund	ING Solution 2030 Portfolio
ING International Core Fund	ING Solution 2035 Portfolio
ING International Real Estate Fund	ING Solution 2040 Portfolio
ING International Small Cap Fund	ING Solution 2045 Portfolio
ING International Value Equity Fund	ING Solution 2050 Portfolio
ING Multi-Manager International Equity Fund	ING Solution 2055 Portfolio
ING Russia Fund	ING Solution Aggressive Portfolio
ING Solution Balanced Portfolio
ING Solution Conservative Portfolio
ING Solution Income Portfolio
ING Solution Moderately Aggressive Portfolio
ING Solution Moderately Conservative Portfolio

(1)  Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING Strategic Allocation Growth Portfolio
ING T. Rowe Price Growth Equity Portfolio	ING Strategic Allocation Moderate Portfolio
ING Templeton Foreign Equity Portfolio
ING VARIABLE FUNDS
ING PRIME RATE TRUST	ING Growth and Income Portfolio

ING RISK MANAGED NATURAL RESOURCES FUND	ING VARIABLE INSURANCE TRUST
ING GET U.S. Core Portfolio - Series 13
ING SENIOR INCOME FUND	ING GET U.S. Core Portfolio - Series 14

ING SEPARATE PORTFOLIOS TRUST	ING VARIABLE PORTFOLIOS, INC.
ING Emerging Markets Corporate Debt Fund	ING Australia Index Portfolio
ING Emerging Markets Hard Currency Debt Fund	ING Emerging Markets Index Portfolio
ING Emerging Markets Local Currency Debt Fund	ING Euro STOXX 50® Index Portfolio
ING Investment Grade Credit Fund	ING FTSE 100 Index® Portfolio
ING Retirement Solution 2020 Fund	ING Global Value Advantage Portfolio
ING Retirement Solution 2025 Fund	ING Hang Seng Index Portfolio
ING Retirement Solution 2030 Fund	ING Index Plus LargeCap Portfolio
ING Retirement Solution 2035 Fund	ING Index Plus MidCap Portfolio
ING Retirement Solution 2040 Fund	ING Index Plus SmallCap Portfolio
ING Retirement Solution 2045 Fund	ING International Index Portfolio
ING Retirement Solution 2050 Fund	ING Japan TOPIX Index® Portfolio
ING Retirement Solution 2055 Fund	ING Russell™ Large Cap Growth Index Portfolio
ING Retirement Solution Income Fund	ING Russell™ Large Cap Index Portfolio
ING Russell™ Large Cap Value Index Portfolio
ING SERIES FUND, INC.	ING Russell™ Mid Cap Growth Index Portfolio
ING Capital Allocation Fund	ING Russell™ Mid Cap Index Portfolio
ING Core Equity Research Fund	ING Russell™ Small Cap Index Portfolio
ING Corporate Leaders 100 Fund	ING Small Company Portfolio
ING Global Target Payment Fund	ING U.S. Bond Index Portfolio
ING Large Cap Growth Fund
ING Money Market Fund	ING VARIABLE PRODUCTS TRUST
ING Small Company Fund	ING International Value Portfolio
ING SMID Cap Equity Fund	ING MidCap Opportunities Portfolio
ING SmallCap Opportunities Portfolio
ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
ING Strategic Allocation Conservative Portfolio

(1)  Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.